UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

ANIMAL HEALTH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33273	71-0982698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7 Village Circle, Suite 200
Westlake, Texas 76262
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (817) 859-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2008, we entered into amendments to the employment agreements with our Sr. Vice President and Chief Financial Officer, William F. Lacey, and our General Counsel and Secretary, Damian Olthoff, as well an amendment to the non-competition agreement between us and our Vice President-Human Resources, Kathy Hassenpflug.  The purpose of such amendments was to bring each agreement into compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury regulations and Internal Revenue Service guidance thereunder ("Section 409A").

The above description of the amendments is a summary and is qualified in its entirety by the amendments themselves, which are filed as Exhibits 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

On December 28, 2008, our Compensation Committee, as Administrator under our 2007 Stock Option and Incentive Plan ("2007 Option Plan"), approved (i) the Form of Amendment to Deferred Stock Unit Award to amend prior grants to our non-employee directors pursuant to our 2007 Option Plan; and (ii) a revised Form of Deferred Stock Unit Award for any future deferred stock awards which may be granted under our 2007 Option Plan.  On December 31, 2008, we entered into such amendments to the deferred stock awards for our non-employee directors.  The purpose of these amendments were to bring previous awards into compliance with the requirements of Section 409A, and pertain to how and when payments under any such agreements can be made.

The above description of the Form of Amendment to Deferred Stock Unit Award is a summary and is qualified in its entirety by the form itself, which is filed as Exhibits 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.2	Amendment No. 2 to Employment Agreement by and between Animal Health International, Inc. and William F. Lacey, dated as of December 31, 2008.
10.3	Amendment No. 1 to Employment Agreement by and between Animal Health International, Inc. and Damian Olthoff, dated as of December 31, 2008.
10.4	Amendment No. 2 to Non-Compete Agreement by and between Walco International, Inc. and Kathy C. Hassenpflug, dated as of December 31, 2008.
10.5	Form of Amendment to Deferred Stock Unit Award under the 2007 Stock Option and Incentive Plan. The original form of Deferred Stock Unit Award was previously filed as Exhibit 10.10 to Amendment No. 4 to our Registration Statement on Form S-1 (File No. 333-137656) filed on January 16, 2007.
10.6	Form of Deferred Stock Unit Award under the 2007 Stock Option and Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ANIMAL HEALTH INTERNATIONAL, INC.

January 2, 2009	By:	/s/ Damian Olthoff
Damian Olthoff Secretary